Dreyfus Connecticut
Intermediate Municipal
Bond Fund


Investing for income that is exempt from federal and Connecticut state income taxes



Prospectus August 1, 1999

    As revised, August 10, 1999



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.
Any representation to the contrary is a criminal offense.




                                       Contents

                                       The Fund

          What every investor       2       Goal/Approach
          should know about
          the fund                  3       Main Risks

                                    4       Past Performance

                                    5       Expenses

                                    6       Management

                                    7       Financial Highlights

                                            Your Investment


          Information               8      Account Policies
          for managing your
          fund account             11      Distributions and Taxes

                                   12      Services for Fund Investors

                                   14      Instructions for Regular Accounts

          Where to learn more              For More Information
          about this and other
          Dreyfus funds                    Back Cover




[Page]

The Fund


Dreyfus Connecticut Intermediate
Municipal Bond Fund
Ticker Symbol: DCTIX


Goal/Approach

The fund seeks as high a level of income exempt from federal and Connecticut state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and Connecticut personal income taxes. The fund's dollar-weighted average portfolio maturity ranges between three and ten years. Although the fund currently intends to invest only in investment grade municipal bonds, or the unrated equivalent as determined by Dreyfus, it has the ability to invest up to 20% of net assets in bonds of below investment grade credit quality.

Municipal bonds are typically divided into two types:

  * general obligation bonds, which are secured by the full faith and credit of the issuer and its taxing power

  * revenue bonds, which are payable from the revenues derived from a specific revenue source, such as charges for water and sewer service or highway tolls

The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers.

Information on the fund's recent strategies and holdings can be found in the current annual/semiannual report (see back cover).

Concepts to understand

Average maturity: an average of the stated maturities of the bonds held in the fund, based on their dollar-weighted proportions in the fund.

Investment grade bonds: independent rating organizations analyze and evaluate a bond issuer's credit history and ability to repay debts. Based on their assessment, they assign letter grades that reflect the issuer's creditworthiness. AAA or Aaa represents the highest credit rating, AA/Aa the second highest, and so on down to D, for defaulted debt. Bonds rated BBB or Baa and above are considered investment grade.

[Page 2]


Main Risks

Prices of bonds tend to move inversely with changes in interest rates. While a rise in rates may allow the fund to invest for higher yields, the most immediate effect is usually a drop in bond prices and, therefore, in the fund's share price as well. As a result, the value of your investment in the fund could go up and down, which means that you could lose money.
Other risk factors could have an effect on the fund's performance:

  * if an issuer fails to make timely interest or principal payments, or there is a decline in the credit quality of a bond, or perception of a decline, the bond's value could fall, potentially lowering the fund's share price

  * Connecticut's economy and revenues underlying its municipal bonds may decline

  * investing primarily in a single state may make the fund's portfolio securities more sensitive to risks specific to the state

Although the fund's objective is to generate income exempt from federal and Connecticut personal income taxes, interest from some of its holdings may be subject to the federal alternative minimum tax. In addition, the fund occasionally may invest in municipal bonds that are exempt only from federal personal income tax.

Other potential risks

The fund may invest in certain derivatives, such as futures, options and inverse floaters. Derivatives can be highly sensitive to changes in their underlying security, interest rate or index and as a result can be highly volatile. A small investment in certain derivatives could have a potentially large impact on the fund's performance. The fund may use derivatives to:

* increase yield

* hedge against a decline in principal value

* invest with greater efficiency and lower cost than is possible through direct investment

* adjust the fund's duration

* provide daily liquidity

The Fund       [Page 3]


Past Performance

The tables below show some of the risks of investing in the fund. The first table shows the changes in the fund's performance from year to year. The second table compares the fund's performance over time to that of the Lehman Brothers 10-Year Municipal Bond Index, an unmanaged total-return performance benchmark. Both tables assume reinvestment of dividends. Of course, past performance is no guarantee of future results.

Year-by-year total return as of 12/31 each year (%)


                            12.77    -4.70    14.27    3.73     7.57   5.46

89     90     91     92     93       94       95       96       97     98


Best Quarter:             Q1 '95            +5.78%
Worst Quarter:            Q1 '94            -4.54%
Average annual total return as of 12/31/98
                                                              Since
                                                            inception
                                  1 Year      5 Years      (6/26/92)
------------------------------------------------------------------------
Fund                              5.46%       5.08%          6.46%
Lehman Brothers
10-Year Municipal
Bond Index                        6.76%       6.35%         7.59%*

The fund's year-to-date total return as of 6/30/99 was -1.50%.

* For comparative purposes, the value of the index on 6/30/92 is used as the beginning value on 6/26/92. Unlike the fund, the Lehman Index is not composed of bonds of a single state.

What this fund is -
and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

[Page 4]


Expenses

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below. Shareholder transaction fees are paid from your account. Annual fund operating expenses are paid out of fund assets, so their effect is included in the share price. The fund has no sales charge (load) or Rule 12b-1 distribution fees.

Fee table

Shareholder transaction fees
% of transaction amount
Maximum redemption fee                                                 1.00%
charged only when selling shares you
have owned for less than 15 days

Annual fund operating expenses
% of average daily net assets
Management fee                                                        0.60%
Shareholder Services fee                                              0.09%
Other expenses                                                        0.17%
Total                                                                 0.86%

Expense example
  1 Year               3 Years         5 Years          10 Years
------------------------------------------------------------------
  $88                   $274           $477             $1,061

                      This example shows what you could
                      pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

Management fee: the fee paid to the investment adviser for managing the fund's portfolio and assisting in all aspects of the fund's operations. During the past fiscal year, Dreyfus waived a portion of its fee so that the effective management fee paid by the fund was 0.54%, reducing total expenses to 0.80%. This waiver was voluntary and subject to termination at any time.

Shareholder services fee: a fee of up to 0.25% used to reimburse Dreyfus Service Corporation for shareholder account service and maintenance.

Other expenses: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

The Fund       [Page 5]


Management

The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $120 billion in over 160 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.54% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Bank Corporation, a broad-based financial services company with a bank at its core. With more than $389 billion of assets under management, and $1.9 trillion of assets under administration and custody, Mellon provides a full range of banking, investment and trust products and services to individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.


Samuel J. Weinstock has managed the fund since August 1999 and has been employed by Dreyfus since March 1987.


Dreyfus has a personal securities trading policy (the "Policy") which restricts the personal securities transactions of its employees. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund. Dreyfus portfolio managers and other investment personnel who comply with the Policy's preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the fund(s) they advise.


Concepts to understand

Year 2000 issues: the fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000.

Dreyfus is working to avoid year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


[Page 6]


Financial Highlights

This table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report.

                                                                             Year Ended March 31,
                                                   1999             1998             1997             1996             1995
---------------------------------------------------------------------------------------------------------------------------
Per-Share Data ($)
Net asset value, beginning of period              13.87            13.33            13.35            13.03            12.98
Investment operations:
      Investment income - net                       .58              .60              .59              .60              .65
      Net realized and unrealized gain (loss)
      on investments                                .10              .54             (.01)             .31              .05
Total from investment operations                    .68             1.14              .58              .91              .70
Distributions:
      Dividends from investment
      income - net                                 (.58)            (.60)            (.60)            (.59)            (.65)
      Net asset value, end of period              13.97            13.87            13.33            13.35            13.03
Total return (%)                                   4.96             8.65             4.38             7.09             5.60
Ratios/Supplemental Data
Ratio of expenses
to average net assets (%)                           .80              .78              .78              .72              .34
Ratio of net investment income
to average net assets (%)                          4.13             4.34             4.42             4.46             5.08
Decrease reflected in above expense ratios
due to actions by Dreyfus (%)                       .06              .06              .06              .13              .50
Portfolio turnover rate (%)                       12.71             6.90            29.56            19.91            31.66
Net assets, end of period
($ x 1,000)                                     141,961          132,282          129,464          134,110          131,681

The Fund       [Page 7]


Your Investment


Account Policies

Buying shares

You pay no sales charges to invest in this fund. Your price for fund shares is the fund's net asset value per share (NAV), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open.

Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Because the fund seeks tax-exempt income, it is not recommended as a vehicle for an IRA or other qualified retirement plan.

                Minimum investments

                                         Initial       Additional
-----------------------------------------------------------------------------
                Regular accounts         $2,500        $100
                                                       $500 for
                                                       TeleTransfer investments
                Dreyfus automatic        $100          $100
                investment plans

                      All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum TeleTransfer purchase is $150,000 per day.

Concepts to understand

Net asset value (NAV): a mutual fund's share price on a given day. A fund's NAV is calculated by dividing the value of its net assets by the number of existing shares.

When calculating its NAV, the fund's investments are priced at fair value by an independent pricing service approved by the fund's board.
The pricing service's procedures are reviewed under the general supervision of the board.

[Page 8]


Selling shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly, and you will generally receive the proceeds within a week.

Before selling recently purchased shares, please note that:

  * if the fund has not yet collected payment for the shares you are selling, it may delay sending the proceeds for up to eight business days or until it has collected payment

  * if you are selling or exchanging shares you have owned for less than 15 days, the fund may deduct a 1% redemption fee (not charged on shares sold through the Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, or on shares acquired through dividend reinvestment)

Limitations on selling shares by phone

Proceeds
sent by                      Minimum            Maximum
----------------------------------------------------------------------------
Check                        no minimum         $150,000 per day
Wire                         $1,000             $250,000 for joint accounts
                                                     every 30 days
TeleTransfer                 $500               $250,000 for joint accounts
                                                     every 30 days

Written sell orders

Some circumstances require written sell orders along with signature guarantees.
T
hese include:
* amounts of $1,000 or more on accounts whose address has been changed within the last 30 days

* requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

Your Investment       [Page 9]


  Account Policies (continued)


General policies

Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

The fund reserves the right to:

                   * refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

                   * refuse any purchase or exchange request in excess of 1% of the fund's total assets

                   * change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

                   *  change its minimum investment amounts

                   * delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" - payment in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; IRA accounts; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.

[Page 10]


Distributions and Taxes

The fund usually pays its shareholders dividends from its net investment income once a month, and distributes any net capital gains it has realized once a year. Your distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

The fund anticipates that virtually all of its income dividends will be exempt from federal and Connecticut personal income taxes. However, any dividends from taxable investments, and any capital gain distributions, are taxable as ordinary income or as capital gains, whether or not you reinvested them. The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:

Taxability of distributions

Type of                                   Tax rate for    Tax rate for
distribution                              15% bracket     28% bracket or above
------------------------------------------------------------------------------
Income                                    Generally       Generally
dividends                                 tax exempt      tax exempt

Short-term                                Ordinary         Ordinary
capital gains                             income rate      income rate
Long-term
capital gains                             10%              20%

The tax status of your dividends and distributions will be detailed in your annual tax statement from the fund.

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Taxes on transactions

Any sale or exchange of fund shares, including through the checkwriting privilege, may generate a tax liability.

The table at right also can provide a guide for your potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months.

Your Investment       [Page 11]


Services for fund Investors

Automatic services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application or by calling 1-800-645-6561.

For investing
Dreyfus Automatic                           For making automatic investments
Asset BuilderRegistration Mark              from a designated bank account.

Dreyfus Payroll                             For making automatic investments
Savings Plan                                through a payroll deduction.
Dreyfus Government                          For making automatic investments
Direct Deposit                              from your federal employment,
Privilege                                   Social Security or other regular
                                            federal government check.

Dreyfus Dividend                            For automatically reinvesting the
Sweep                                       dividends and distributions from
                                            one Dreyfus fund into another
                                            (not available for IRAs).
For exchanging shares
Dreyfus Auto-                               For making regular exchanges
Exchange Privilege                          from one Dreyfus fund into
                                            another.
For selling shares
Dreyfus Automatic                           For making regular withdrawals
Withdrawal Plan                             from most Dreyfus funds.


Dreyfus Financial Centers

Through a nationwide network of Dreyfus Financial Centers, Dreyfus offers a full array of investment services and products. This includes information on mutual funds, brokerage services, tax-advantaged products and retirement planning.

Experienced financial consultants can help you make informed choices and provide you with personalized attention in handling account transactions. The Financial Centers also offer informative seminars and events. To find the Financial Center nearest you, call 1-800-499-3327.


[Page 12]


Checkwriting privilege

You may write redemption checks against your account in amounts of $500 or more. These checks are free; however, a fee may be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Exchange privilege

You can exchange $500 or more from one Dreyfus fund into another. You can request your exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging. Any new account established through an exchange will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Dreyfus TeleTransfer privilege

To move money between your bank account and your Dreyfus fund account with a phone call, use the Dreyfus TeleTransfer privilege. You can set up TeleTransfer on your account by providing bank account information and following the instructions on your application.

24-hour automated account access

You can easily manage your Dreyfus accounts, check your account balances, transfer money between your Dreyfus funds, get price and yield information and much more - when it's convenient for you.

Third-party investments

If you invest through a third party (rather than directly with Dreyfus), the policies and fees may be different than those described here. Banks, brokers, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your plan or financial institution if in doubt.


Your Investment       [Page 13]


Instructions for regular accounts

TO OPEN AN ACCOUNT

In Writing

Complete the application.

Mail your application and a check to:
The Dreyfus Family of Funds
P.O. Box 9387, Providence, RI 02940-9387

         By Telephone
Wire  Have your bank send your
investment to The Bank of New York,
with these instructions:
  * ABA# 021000018
  * DDA# 8900116684
  * the fund name
  * your Social Security or tax ID number
  * name(s) of investor(s)
  Call us to obtain an account number. Return your application.


Automatically

With an initial investment  Indicate
on your application which automatic
service(s) you want. Return your
application with your investment.

Without any initial investment  Check
the Dreyfus Step Program option on your
application. Return your application, then complete the additional materials when they are sent to you.


Via the Internet

Computer  Visit the Dreyfus Web site
http://www.dreyfus.com and follow the
instructions to download an account
application.



TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to:
The Dreyfus Family of Funds
P.O. Box 105, Newark, NJ 07101-0105


Wire  Have your bank send your
investment to The Bank of New York,
with these instructions:
* ABA# 021000018
* DDA# 8900116684
* the fund name
* your account number
* name(s) of investor(s)

Electronic check  Same as wire, but insert
"1111" before your account number.

TeleTransfer Request TeleTransfer on your application. Call us to request your transaction.


All services Call us to request a form to add any automatic investing service (see
"Services for Fund Investors"). Complete and return the forms along with any other required materials.


[Page 14]


TO SELL SHARES

Write a redemption check or write a letter of instruction that includes:

* your name(s) and signature(s)
* your account number
* the fund name
* the dollar amount you want to sell
* how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies - Selling Shares").

Mail your request to:
The Dreyfus Family of Funds
P.O. Box 9671, Providence, RI 02940-9671


Wire Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be wired to your bank.

TeleTransfer Be sure the fund has your bank account information on file. Call us to request your transaction. Proceeds will be sent to your bank by electronic check.

Check  Call us to request your transaction.
A check will be sent to the address of record.


Dreyfus Automatic Withdrawal Plan Call us to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.


To reach Dreyfus, call
toll free in the U.S.

1-800-645-6561

Outside the U.S. 516-794-5452

Make checks payable to:

The Dreyfus Family of Funds

You also can deliver requests
to any Dreyfus Financial Center.
Because processing time may vary,
please ask the representative when
your account will be credited
or debited.


Concepts to understand
Wire transfer: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers.
Wire redemptions from the fund are subject to a $1,000 minimum.

Electronic check: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

Your Investment       [Page 15]


  NOTES

[Page]

For More Information

                               Dreyfus Connecticut
                               Intermediate Municipal Bond Fund
                               SEC file number:  811-6642
                               More information on this fund is
                               available free upon request,
                               including the following:


                               Annual/Semiannual Report

                               Describes the fund's performance,
                               lists portfolio holdings and
                               contains a letter from the
                               fund's manager discussing recent
                               market conditions, economic trends
                               and fund strategies that
                               significantly affected the fund's
                               performance during the last fiscal
                               year.

                               Statement of Additional Information (SAI)

                               Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission
                               (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

By telephone

Call 1-800-645-6561

By mail  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail  Send your request
to info@dreyfus.com

On the Internet  Text-only
versions of fund documents
can be viewed online or
downloaded from:

    SEC
    http://www.sec.gov
    Dreyfus
    http://www.dreyfus.com

You can also obtain copies by
visiting the SEC's Public
Reference Room in Washington, DC
(phone 1-800-SEC-0330) or by
sending your request and a
duplicating fee to the SEC's
Public Reference Section,
Washington, DC 20549-6009.


Copy Rights 1999 Dreyfus Service Corporation                914P0899A